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                                                                Exhibit 10(a)



Atmos Energy Corporation
LSG Acquisition Corporation
Three Lincoln Center, Suite 1800
Dallas, Texas  75240
ATTN:  J. Patrick Reddy



                                    GUARANTY
                                    ---------

       WHEREAS, TXU GAS COMPANY, LP, a Texas Limited Partnership ("TXU Gas") and LSG Acquisition Corporation ("LSG"), a Texas corporation, are parties to that certain Agreement and Plan of Merger, as amended, dated as of June 17, 2004 (the "Agreement"); and

       WHEREAS, the execution and delivery of this Guaranty is required by the Agreement and the transactions contemplated by the Agreement;

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TXU Corp., a Texas Corporation (the "Guarantor") hereby irrevocably and unconditionally guarantees to LSG, as primary obligor and not merely as surety, the full and prompt payment of the Guaranteed Obligations (hereinafter defined) upon the following terms:

       1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The term "Guaranteed Obligations," as used herein, means (i) all payment obligations ("Obligations") of TXU Gas to LSG now existing or hereafter arising in connection with the Agreement, including (without limitation) the indemnity obligations set forth in
Article IX of the Agreement, (ii) interest, if any, on such Guaranteed Obligations, and (iii) any and all expenses (including reasonable attorneys' fees) reasonably incurred by LSG or Atmos Energy Corporation, a Texas and Virginia corporation ("LSG Parent") in enforcing its rights under this Guaranty.

       2. The liability of the Guarantor under this Guaranty with respect to the aggregate principal amount of Guaranteed Obligations shall not exceed $1,925,000,000 (U.S. Dollars); provided, however, in no event shall Guaranteed Obligations relating to (i) TXU Gas Excluded Assets exceed $500,000,000 (U.S. Dollars) or; (ii) TXU Gas Retained Liabilities identified in Paragraphs (iv) and
(v) of the definition of TXU Gas Retained Liability set forth in the Agreement exceed $1,400,000,000 (U.S. Dollars). The term of this Guaranty shall be limited to a period of ten (10) years from the date hereof with respect to Guaranteed Obligations relating to TXU Gas Retained Liabilities. No notice, demand or claim hereunder may be made after the expiration of such period. Notices, demands or claims made hereunder prior to such expiration shall not release Guarantor from liability for such Guaranteed Obligations for which a notice, demand or claim has been made prior to expiration.
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       3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of full and prompt payment and not a guaranty of collection, and the Guarantor shall remain liable on its indebtedness, liabilities and obligations hereunder until the payment in full of the Guaranteed Obligations. No set-off, counterclaim, recoupment, reduction or diminution of any indebtedness, liability or obligation, or any defense of any kind or nature which TXU Gas may have against LSG, LSG Parent or any other party, shall, to the extent permitted by applicable law, be available to, or asserted by, the Guarantor against LSG.

       4. The liability of the Guarantor under this Guaranty shall be unconditional irrespective of:

          (a) any lack of enforceability of any Guaranteed Obligations, including any defense based upon or arising by reason of any lack of authority of any officer, director or any other person acting or purporting to act on behalf of TXU Gas;

          (b) any change of the time, manner or place of payment, or any other term, of any Obligations;

          (c) any law, regulation or order of any jurisdiction affecting any term of any Obligations or LSG's rights with respect thereto;

          (d) the insolvency, receivership, reorganization or bankruptcy of TXU Gas;

          (e) the merger or consolidation of TXU Gas with or into another entity (including, without limitation, the Guarantor), the loss of TXU Gas' separate legal identity or the cessation of TXU Gas' existence;

          (f) any disability of TXU Gas, or the dissolution, insolvency or bankruptcy of TXU Gas, the Guarantor or any other party at any time liable for the payment of any or all of the Guaranteed Obligations;

          (g) any renewal, extension, modification, waiver, amendment or rearrangement of any or all of the Guaranteed Obligations or any instrument, document or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Obligations;

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          (h) any adjustment, indulgence, forbearance, waiver or compromise that may be granted or given by LSG, the Guarantor or any other party ever liable for any or all of the Guaranteed Obligations;

          (i) any neglect, delay, omission, failure or refusal of LSG to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing or otherwise relating to any or all of the Guaranteed Obligations;

          (j) any payment by TXU Gas to LSG is held to constitute a preference or fraudulent transfer or conveyance under any applicable bankruptcy or insolvency law or if for any other reason TXU Gas is required to refund any payment or pay the amount thereof to someone else;

          (k) the settlement or compromise of any of the Guaranteed Obligations;

          (l) the non-perfection of any security interest or lien securing any or all of the Guaranteed Obligations;

          (m) any change in the limited partnership or other entity existence, structure or ownership of TXU Gas; or

          (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, TXU Gas or the Guarantor (other than a defense of payment or a defense expressly provided in the Agreement).

This guarantee shall be effective or be reinstated, as the case may be, if at any time any payment or performance of the obligations under this Guaranty is rescinded or must otherwise be returned by LSG upon the insolvency, bankruptcy or reorganization of TXU Gas or Guarantor or otherwise.

Upon indefeasible payment in full of the Guaranteed Obligations owing to LSG, Guarantor shall be subrogated to the rights of LSG against TXU Gas, and LSG agrees to take such steps as Guarantor may reasonably request to implement such subrogation. However, Guarantor may not exercise any right of subrogation until the Guaranteed Obligations are paid in full.

       5. No failure or delay on the part of LSG to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by LSG of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to LSG or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by LSG from time to time.

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       6. All notices or other communications given or required to be given hereunder shall be in writing at the addresses below either by certified mail with return receipt requested, in person, or by overnight courier service, each of which shall be effective upon receipt.

         The Guarantor's address for notices is as follows:

                  TXU Corp.
                  1601 Bryan Street
                  Dallas, Texas  75201
                  ATTN:  Treasurer

         LSG's address for notices is as follows:

                  Atmos Energy Corporation
                  Three Lincoln Centre, Suite 1800
                  Dallas, Texas  75240
                  ATTN:  J. Patrick Reddy

Guarantor and LSG may change its address for notices by giving notice to the other party in accordance with the provisions stated above.

       7. Guarantor represents and warrants that:

          (a) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas and has full corporate power and authority to carry on the business in which it is engaged and to execute, deliver and perform this Guaranty;

          (b) it has the corporate power and authority to execute, deliver and perform its Obligations under this Guaranty;

          (c) the execution, delivery, and performance of this Guaranty have been and remain duly and validly authorized by all necessary corporate action and do not conflict or result in a violation or breach of the articles of incorporation or by-laws of Guarantor;

          (d) this Guaranty and the Obligations constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and

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          (e)   none of the execution and delivery of this Guaranty, or the consummation of the transaction contemplated hereby or thereby will violate or conflict with, or result in the acceleration of rights, benefits or payments under:

          (i)   any provision of the Guarantor's constituent documents;

          (ii) any statute, law, regulation or governmental order to which Guarantor or the assets and properties of any thereof are bound or subject;

          (iii) any commitment to which Guarantor is a party or by which it or any of its properties may be bound or subject; and

          (iv) any agreement, contract or commitment of Guarantor to which it is a party or by which it or any of its properties may be bound or subject.


       8. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by LSG except as otherwise provided in the Agreement.

       9. This Guaranty is for the benefit of LSG and, from and after the time LSG merges into LSG Parent , LSG Parent and their respective successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, and the rights and benefits hereunder may be transferred by TXU Gas. This Guaranty is binding not only on the Guarantor, but on the Guarantor's successors and assigns. The Guarantor may not assign its rights, interest or obligations hereunder to any other person without the prior written consent of LSG, which consent shall not be unreasonably withheld or delayed, and any purported assignment absent such consent is void.

       10. The Guarantor shall pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by LSG in connection with the enforcement or collection of this Guaranty.

       11. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Obligations, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by TXU Gas of additional obligations and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty.

       12. The Guarantor agrees that LSG may exercise, or fail or refuse to exercise, any and all rights and remedies granted to any of them under the Agreement without affecting the validity or enforceability of this Guaranty. The Guarantor hereby waives the right to require LSG to proceed against TXU Gas on the Guaranteed Obligations.

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       13. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF THE GUARANTOR
AND LSG WITH RESPECT TO THE GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERCEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDING, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY THE GUARANTOR AND LSG AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING BETWEEN OR AMONG THE GUARANTOR AND LSG, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG (A) THE GUARANTOR AND (B) LSG.

       14. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. VENUE FOR ANY ACTION ARISING FROM THIS AGREEMENT IS PROPER ONLY IF FILED IN DALLAS COUNTY, TEXAS. EACH PARTY SUBMITS TO THE JURISDICTION OF COURTS IN DALLAS COUNTY, TEXAS, WITHOUT WAIVING THE RIGHT TO REMOVE TO FEDERAL COURT IN DALLAS COUNTY IF REMOVAL IS OTHERWISE PROPER.

      IN WITNESS WHEREOF, the Guarantor has caused two duly authorized representatives to execute and deliver this Guaranty.



                            GUARANTOR:
                            ----------

                            TXU Corp.

                            By:   /s/ Anthony Horton
                               --------------------------------------
                               Name:  Anthony Horton
                               Title: Senior Vice President, Treasurer
                               and Assistant Secretary

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